Exhibit 99.1

EverQuote Announces Third Quarter 2026 Financial Results

● Grows revenue 25% year-over-year to $218.1 million

● Delivers net income of $18.2 million and grows Adjusted EBITDA 41% year-over-year

● Exceeds Q3 guidance and delivers record results on all key metrics

● Issues strong Q4 outlook indicating ongoing positive momentum and demand

CAMBRIDGE, Mass., November 2, 2026 -- EverQuote, Inc. (Nasdaq: EVER), a leading provider of growth solutions for property and casualty, or P&C, insurance providers, today announced financial results for the third quarter ended September 30, 2026.

“We are generating record results across our key financial metrics as we successfully grow and deepen our relationships with our carrier and agent customers,” said Jayme Mendal, Chief Executive Officer of EverQuote. “Carriers continue to maintain strong underwriting profitability and an appetite for growth, and our team is executing seamlessly to meet this demand. As we build on our strong foundation to accelerate new product innovation and development, we believe EverQuote is uniquely positioned to help steward P&C insurance into the agentic AI era.”

Third Quarter 2026 Highlights:

(Unless otherwise noted, all comparisons are relative to the third quarter of 2025).

●
Total revenue grew 25% to $218.1 million, compared to $173.9 million.
●
Revenue from the Company’s automotive insurance vertical was $190.4 million and revenue from the home and renters insurance vertical was $27.7 million, marking growth of 21% and 70%, respectively.
●
Variable Marketing Dollars was $62.6 million, compared to $50.1 million.
●
GAAP net income was $18.2 million, compared to $18.9 million, which reflects higher income taxes and the impact of a one-time item in the quarter.
●
Adjusted EBITDA grew 41% to $35.5 million, compared to $25.1 million.
●
Operating cash flow was $40.5 million, compared to $19.8 million.
●
The Company ended the third quarter of 2026 with $229.1 million in cash and cash equivalents and no outstanding debt.

The Company also recently announced that its Board of Directors approved a $50 million share repurchase program.

“We reported a record third quarter, delivering revenue growth of 25% year-over-year, highlighting the strength of our market position as a trusted growth partner for our customers,” said Joseph Sanborn, Chief Financial Officer and Chief Administrative Officer of EverQuote. “We are focused on accelerating product innovation and unlocking new possibilities to capitalize on the opportunities ahead. Our continued strong growth and execution are enabling us to invest in AI initiatives, while simultaneously generating strong cash flow, maintaining a fortress balance sheet and returning capital to shareholders.”

Fourth Quarter 2026 Outlook:

● Revenue of $213.0 – $223.0 million.

● Variable Marketing Dollars of $57.0 – $60.0 million.

● Adjusted EBITDA of $29.0 – $32.0 million.

Adjusted EBITDA is a non-GAAP financial measure. Please see “Non-GAAP Financial Measures” below for more information. With respect to the Company’s expectations under “Fourth Quarter 2026 Outlook” above, the Company has not reconciled Adjusted EBITDA to the most directly comparable GAAP measure, net income (loss), in this press release because the Company does not provide guidance on a consistent basis for stock-based compensation expense, depreciation and amortization expense, interest income, income taxes and other items the Company believes are non-recurring or not indicative of its core operating performance, because the Company is unable to quantify these amounts without unreasonable efforts, which would be required to reconcile Adjusted EBITDA to GAAP net income (loss). In addition, the Company believes such a reconciliation would imply a degree of precision that could be confusing or misleading to investors.

Conference Call and Webcast Information

EverQuote will host a conference call and live webcast to discuss its third quarter 2026 financial results and other matters at 4:30 p.m. Eastern Time today, November 2, 2026 and supporting slides will be available at https://investors.everquote.com. To access the conference call, dial Toll Free: +1 (833) 461-5787 for the US, or +1 (585) 542-9983 for international callers, and provide conference ID 867228452. The live webcast and replay will be available on the Investors section of the Company’s website at https://investors.everquote.com.

Safe Harbor Statement

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations, financial position, liquidity and capital resources; our business strategy and plans, including our development, deployment and monetization of new and enhanced products and services; our growth plans and innovation strategies; our expectations regarding increased investments to drive our artificial intelligence, or AI, capabilities, including the costs associated therewith, the potential impact of such investments on our financial statements and results of operations, including operating income, variable marketing dollars, variable marketing margins and Adjusted EBITDA, and the anticipated benefits of such investments; trends in consumer traffic and demand for our products and services; our relationships with, and expected spending by, carriers and agents, including future carrier demand and growth; objectives of management for future operations; and our capital allocation priorities, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “goals,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “will,” “would” or “continues,” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this press release and, except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Factors that could cause actual results to differ materially from our forward-looking statements include, without limitation, the following: our dependence on revenue from the property and casualty, or P&C, insurance industries, and specifically automotive insurance, and exposure to risks related to those industries; our dependence on our relationships with insurance provider customers with no long-term minimum financial commitments and furthermore, our reliance on a small number of insurance provider customers for a significant portion of our revenue; adverse conditions in the insurance markets, as well as the general economy; our dependence on third-party media sources for a significant portion of visitors to our websites and marketplace; our ability to attract consumers to our websites and marketplace; our ability to market to consumers or collect, share and use data derived from consumer activities; risks related to AI, including our expected increased use of and investment in AI capabilities, and the costs associated therewith; risks related to cybersecurity incidents or other network disruptions; our ability to develop new and enhanced products and services and to successfully monetize them; the impact of competition in our industry and innovation by our competitors; our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business, including with respect to the insurance industry, telemarketing restrictions and data privacy requirements; and our ability to protect our intellectual property rights and maintain and build our brand. A further list and description of risks, uncertainties and assumptions that could cause or contribute to differences in our future results include the cautionary statements described in Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2025 and in our subsequent periodic filings with the Securities and Exchange Commission. We qualify all of our forward-looking statements by these cautionary statements.

About EverQuote

EverQuote (Nasdaq: EVER) is a leading AI-powered growth solutions partner for regulated property and casualty insurance entities, enabling the largest insurance carriers and thousands of agents to maximize customer acquisition across digital channels. Fueled by our proprietary data assets and our AI traffic engine, EverQuote is transforming the way providers attract and engage consumers to grow market share. To learn more visit investors.everquote.com.

Investor Relations Contact

Sara Buda

EverQuote

sara.buda@everquote.com

EVERQUOTE, INC.

STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(in thousands except per share)
Revenue	$218,077	$173,940	$604,015	$497,201
Cost and operating expenses(1):
Cost of revenue	4,632	4,712	13,256	14,934
Sales and marketing	164,951	135,362	457,976	385,847
Research and development	9,027	7,944	27,004	23,201
General and administrative	15,533	8,382	34,944	25,282
Legal settlement	—	—	—	8,232
Total cost and operating expenses	194,143	156,400	533,180	457,496
Income from operations	23,934	17,540	70,835	39,705
Other income (expense):
Interest income	1,224	992	3,235	2,618
Other income (expense), net	(41)	(12)	(79)	(65)
Total other income, net	1,183	980	3,156	2,553
Income before income taxes	25,117	18,520	73,991	42,258
Income tax benefit (expense)	(6,965)	345	(17,980)	(702)
Net income	$18,152	$18,865	$56,011	$41,556
Net income per share:
Basic	$0.51	$0.52	$1.58	$1.15
Diluted	$0.49	$0.50	$1.53	$1.10
Weighted average common shares outstanding, basic and diluted:
Basic	35,379	36,218	35,499	36,143
Diluted	36,928	37,731	36,676	37,804

(1) Amounts include stock-based compensation expense, as follows:
	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(in thousands)
Cost of revenue	$34	$39	$97	$87
Sales and marketing	984	2,289	3,328	5,860
Research and development	1,887	1,778	5,032	4,706
General and administrative	3,665	2,622	8,926	8,055
	$6,570	$6,728	$17,383	$18,708

EVERQUOTE, INC.

BALANCE SHEET DATA

	September 30,	December 31,
	2026	2025
	(in thousands)
Cash and cash equivalents	$229,070	$171,379
Working capital	221,328	169,067
Total assets	378,677	326,913
Total liabilities	97,815	88,873
Total stockholders' equity	280,862	238,040

EVERQUOTE, INC.

STATEMENTS OF CASH FLOWS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(in thousands)
Cash flows from operating activities:
Net income	$18,152	$18,865	$56,011	$41,556
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	988	811	2,744	2,950
Stock-based compensation expense	6,570	6,728	17,383	18,708
Deferred taxes	4,931	—	12,949	—
Provision for bad debt	—	10	—	10
Unrealized foreign currency transaction (gains) losses	6	(14)	(31)	96
Litigation accrual settled with sale of assets	—	—	—	7,841
Changes in operating assets and liabilities:
Accounts receivable	(3,921)	(13,229)	(4,796)	(6,843)
Prepaid expenses and other current assets	(225)	(3,693)	185	(4,688)
Commissions receivable, current and non-current	—	—	—	1,873
Operating lease right-of-use assets	312	285	916	833
Accounts payable	13,388	8,955	6,808	7,937
Accrued expenses and other current liabilities	617	1,599	3,026	(689)
Deferred revenue	(15)	(257)	148	(376)
Operating lease liabilities	(321)	(292)	(939)	(837)
Net cash provided by operating activities	40,482	19,768	94,404	68,371
Cash flows from investing activities:
Acquisition of property and equipment, including costs capitalized for development of internal-use software	(1,830)	(1,302)	(4,932)	(3,896)
Purchase of strategic investment	(1,250)	—	(1,250)	—
Net cash used in investing activities	(3,080)	(1,302)	(6,182)	(3,896)
Cash flows from financing activities:
Proceeds from exercise of stock options	525	1,059	1,510	3,394
Repurchase of common stock	—	(21,024)	(29,000)	(21,024)
Tax withholding payments related to net share settlement	(1,171)	(918)	(3,038)	(3,197)
Net cash used in financing activities	(646)	(20,883)	(30,528)	(20,827)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(4)	(5)	(3)	2
Net increase (decrease) in cash, cash equivalents and restricted cash	36,752	(2,422)	57,691	43,650
Cash, cash equivalents and restricted cash at beginning of period	192,318	148,188	171,379	102,116
Cash, cash equivalents and restricted cash at end of period	$229,070	$145,766	$229,070	$145,766

EVERQUOTE, INC.

FINANCIAL AND OPERATING METRICS

Revenue by vertical:

	Three Months Ended September 30,		Change
	2026	2025	%
	(in thousands)
Automotive	$190,389	$157,641	20.8%
Home and renters	27,688	16,290	70.0%
Other	—	9	-100.0%
Total revenue	$218,077	$173,940	25.4%

	Nine Months Ended September 30,		Change
	2026	2025	%
	(in thousands)
Automotive	$534,826	$449,940	18.9%
Home and renters	69,189	47,228	46.5%
Other	—	33	-100.0%
Total revenue	$604,015	$497,201	21.5%

Other financial and non-financial metrics:

	Three Months Ended September 30,		Change
	2026	2025	%
	(in thousands)
Income from operations	$23,934	$17,540	36.5%
Net income	$18,152	$18,865	-3.8%
Variable marketing dollars	$62,633	$50,140	24.9%
Adjusted EBITDA(1)	$35,451	$25,067	41.4%

	Nine Months Ended September 30,		Change
	2026	2025	%
	(in thousands)
Income from operations	$70,835	$39,705	78.4%
Net income	$56,011	$41,556	34.8%
Variable marketing dollars	$175,428	$142,520	23.1%
Adjusted EBITDA(1)	$94,883	$69,530	36.5%

(1) Adjusted EBITDA is a non-GAAP measure. Please see “Non-GAAP Financial Measures” below for more information.

Non-GAAP Financial Measures

To supplement the Company’s financial statements presented in accordance with GAAP and to provide investors with additional information regarding EverQuote’s financial results, the Company has presented Adjusted EBITDA as a non-GAAP financial measure. Adjusted EBITDA is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies.

The Company defines Adjusted EBITDA as net income (loss), excluding the impact of stock-based compensation expense; depreciation and amortization expense; interest income; income taxes; and other items that we believe are non-recurring or not indicative of our core operating performance. The most directly comparable GAAP financial measure is net income (loss). The Company monitors and presents Adjusted EBITDA because it is a key measure used by management and the board of directors to understand and evaluate operating performance, to establish budgets and to develop operational goals for managing EverQuote’s business. In particular, the Company believes that excluding the impact of these items in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of EverQuote’s core operating performance.

The Company uses Adjusted EBITDA to evaluate EverQuote’s operating performance and trends and make planning decisions. The Company believes that this non-GAAP financial measure helps identify underlying trends in EverQuote’s business that could otherwise be masked by the effect of the items that the Company excludes in the calculations of Adjusted EBITDA. Accordingly, the Company believes that this financial measure provides useful information to investors and others in understanding and evaluating EverQuote’s operating results, enhancing the overall understanding of the Company’s past performance and future prospects.

Adjusted EBITDA is not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. Adjusted EBITDA should be considered together with other operating and financial performance measures presented in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss). In addition, other companies may use other measures to evaluate their performance, which may reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison.

The following table reconciles Adjusted EBITDA to net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP:

EVERQUOTE, INC.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(in thousands)
Net income	$18,152	$18,865	$56,011	$41,556
Stock-based compensation	6,570	6,728	17,383	18,708
Depreciation and amortization	988	811	2,744	2,950
Interest income	(1,224)	(992)	(3,235)	(2,618)
Income taxes	6,965	(345)	17,980	702
Other:
Vendor contract termination(1)	4,000	—	4,000	—
Legal settlement(2)	—	—	—	8,232
Adjusted EBITDA	$35,451	$25,067	$94,883	$69,530

(1)  During the three and nine months ended September 30, 2026, we terminated a multi-year vendor contract for advertising services with a $15.5 million remaining commitment in exchange for a payment of $4.0 million.

(2) During the nine months ended September 30, 2025, we recorded legal settlement costs related to the settlement of our litigation with the former owners of certain entities acquired in 2021.